UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2011
RALCORP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Missouri	1-12619	43-1766315

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Market Street, Suite 2900 Saint Louis, MO	63101

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 314-877-7000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Only the items indicated below are covered by this report.
Item 2.02. Results of Operations and Financial Condition.
In a press release dated May 1, 2011, a copy of which is attached hereto as Exhibit 99.1, and the text of which is incorporated by reference herein, Ralcorp Holdings, Inc. (“Ralcorp”) announced results for its second quarter ended March 31, 2011.
The information contained in Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.
Item 8.01 Other Events
In a separate press release dated May 1, 2011, a copy of which is attached hereto as Exhibit 99.2, and the text of which is incorporated by reference herein, Ralcorp provided comments on certain unusual market activity.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Number	Description

99.1	Second Quarter Earnings Press Release dated May 1, 2011

99.2	Press release dated May 1, 2011
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC. (Registrant)
Date: May 2, 2011	By:	/s/ T. G. Granneman
T. G. Granneman
Corporate Vice President and Chief Accounting Officer

EXHIBIT INDEX

Number	Description

99.1	Second Quarter Earnings Press Release dated May 1, 2011

99.2	Press release dated May 1, 2011